This is filed pursuant to Rule 497(e).
File Nos. 333-26229 and 811-08201.

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[GRAPHIC OMITTED]

ALLIANCEBERNSTEIN (SM)
Investment Research and Management

                                        AllianceBernstein Greater China '97 Fund

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Supplement dated November 16, 2005 to the Prospectus dated November 1, 2004, as supplemented November 1, 2005, that offers Class A, Class B, Class C and Advisor Class shares of AllianceBernstein Greater China '97 Fund (the "Fund").

The following information replaces the information in the second paragraph in the Fund's Prospectus under the Heading "Management of the Fund -- Investment Adviser."

The day-to-day management of and investment decisions for the Fund's portfolio are made by the Adviser's Global Emerging Market Growth Research Team, which is responsible for management of all of the Adviser's Emerging Growth accounts. The Global Emerging Market Growth Research Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Adviser's Global Emerging Market Growth accounts, Mr. Vernon Yu, Vice President of Alliance Capital Management Corporation ("ACMC") and Mr. Manish Singhai, Vice President of ACMC, members of the Adviser's Global Emerging Market Growth Research Team, are primarily responsible for day-to-day management of the Fund's portfolio. Mr. Yu has been with the firm in a substantially similar capacity to his current position since January 2005. Prior thereto, Mr. Yu was a Senior Investment Manager with HSBC Asset Management, where he covered the Hong Kong equity market and Asian (ex-Japan) financial institutions since prior to 2000. Mr. Singhai has been with the firm since prior to 2000; he has worked in a substantially similar capacity to his current position since September 2000.


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